Serving the

OIL and GAS Industry

RIG TOOLS INC

OMNI

ENERGY SERVICES

www.omnienergy.com

March 15, 2010 Brian Recatto, President & CEO Ron Mogel, Sr. Vice President & CFO Roth OC Growth Stock Conference EXHIBIT 99.1

www.omnienergy.com
This Company Overview (“Overview”) has been prepared by management of OMNI Energy
Services Corp.  This Overview is intended solely for informational purposes. Certain statements in this presentation contain forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All forward-
looking statements included in this presentation are based on information available to us as of the date hereof and we assume no obligation to update any forward-looking statements. Forward-
looking statements involve known or unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements, or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include but are not limited to risks associated with: the impact of the current economic climate, the timely conversion of seismic drilling backlog into revenue, the acceptance and use of OMNI’s environmental cleaning services, OMNI's dependence on activity in the oil and gas industry, labor shortages, dependence on significant customers, seasonality and weather risks, competition, technological evolution, the outcome of pending litigation, the continued growth of our environmental and other services and equipment leasing segments and other risks detailed in the
Company's filings with the Securities and Exchange Commission; and the other factors including, but not limited to, the items discussed under "Risk Factors" contained in our Report on Form 10-K for the year ending December 31, 2008 and December 31, 2009 when filed in March 2010.
Forward Looking Statements

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Market Environment
Market appears to be stabilizing
Operators with shale acreage are expanding drilling programs in 2010
Market supply / demand relationship expected to rebalance in 2010
Rig count showing modest improvement
Industrial sector stabilizing
Expanding E&P Capital Budgets ($bn) North American Rig Count Recovering
Source: Baker Hughes.
Source: The Original E&P Spending Survey, 12/16/2009
13% growth
$90
$305
$102
$337
$0
$50
$100
$150
$200
$250
$300
$350
$400
North America International
2009
2010
0
500
1,000
1,500
2,000
2,500
Jan-02 Jan-04 Jan-06 Jan-08 Jan-10
Vertical
Directional/Horizontal
Recovery driven by
resource plays

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Overview of OMNI
Diversified oilfield services company
Headquartered in Carencro, LA
Founded in 1987, IPO in 1997
NASDAQ Global Market Ticker:  OMNI
Well positioned in the most active North American producing areas
Gulf Coast, East Texas, Rocky Mountains, Appalachia
Haynesville Shale, Barnett Shale, Bakken Shale, Marcellus Shale
Reputation for providing consistent, safe and reliable services
Seismic services, environmental services, equipment rentals, fluid handling and transportation services
Management team experienced in working through oilfield cycles

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Diversification of Services
Environmental and Other Services
Seismic Services
Equipment
Rental
Transportation of
non-hazardous
fluids such as
saltwater and spent
drilling fluids
Saltwater disposal
wells
Provide drilling
fluids and chemicals
Fluid storage,
mixing and pumping
services
Fluid trucking,
recycling, tank
cleaning and
disposal services
Wellhead
installation and
preheating
Extensive fleet of
rental equipment
Water, mud and
disposal pumps
Mud, fuel, and frac
tanks
Specialized lifting
units such as
industrial forklifts
and manlifts
Wireline units
Generators
Air compressors
High pressure
washers
Lighting systems
Oilfield cooling fans
Seismic drilling
Seismic permitting
Onshore, dockside
and offshore
services
Hazardous and non-
hazardous oilfield
waste management
Drilling rig, tank and
vessel cleaning
NORM
decontamination
Platform
abandonment
services
Environmental pit
cleaning
Metal stress
relieving
Hydroblasting
21% of Revenue
31% of Revenue
48% of Revenue
Note: Percentage of revenue based off of TTM 9/30/09 revenues.

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Well Positioned Operations
Green River Basin
Uinta Basin
Piceance Basin
Bakken  Shale
Montana
North Dakota
Wyoming
Utah
Colorado
Barnett Shale
Texas
Mississippi
Louisiana
Arkansas
Haynesville
Shale
Austin Chalk
Transition Zone
Pennsylvania
Ohio
West Virginia
Marcellus Shale
Environmental Operations
Seismic Drilling Operations
Equipment Rental Operations
Fluid Services Operations
OMNI Corporate Headquarters
Assets positioned around prolific oil and gas plays

OMNI ENERGY SERVICES

Geophysical Companies	Oil & Gas Companies
Geokinetics	ExxonMobil
PGS	Chevron
TGC Industries, Inc.	Shell
SEI Seismic Exchange	bp
	el paso
	Apache Corporation
	McMoRan
	Anadarko Petroleum Corporation
	Chesapeake
	Forest Oil
	Stone Energy
	Williams

OMNI ENERGY SERVICES

7 www.omnienergy.com Blue Chip Customer Base

OMNI ENERGY SERVICES

CHI
an OMNI Energy Services Company

INDUSTRIAL LIFT TRUCK
an OMNI Energy Services Company

B.E.G.
Liquid Mud Services Corp.
an OMNI Energy Services Company

1987 > 1997 > 2002 > 2004 > 2006 > 2007 > 2008 > 2009

TRUSSCO INC.
an OMNI Energy Services Company

PREHEAT, INC.
an OMNI Energy Services Company

RIG TOOLS INC.
an OMNI Energy Services Company

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Company History
OMNI founded to
provide seismic drilling
services to the
geophysical industry
Initial Public Offering
December 1997
Acquired AirJac
Drilling, a division of
Veritas Land DGC.
OMNI became
largest provider of
seismic drilling
support services to
geophysical
companies in the
U.S.
Acquired Preheat,
which provides
rental equipment
and specialized
environmental
services
Acquired Rig
Tools, which
provides rental
equipment and
environmental
cleaning services.
Acquired Charles
Holston, Inc., which
provides fluid
handling services,
environmental
services and
equipment rentals.
Expanded services
in Rocky Mountains.
Acquired Bailey
Operating, Inc.,
which extended the
Company’s core
businesses into the
Barnett Shale.
Acquired Industrial
Lift Truck and
B.E.G. Liquid Mud
Acquired Trussco,
Inc. a provider of
dock-side and
offshore tank,
vessel, boat and
barge cleaning
Awarded significant
contract in the
Haynesville Shale
Installed first
I.M.P.A.C.T. System
Offshore.
Implemented
strategic cost
reductions, reduced
operational costs,
improved receivable
collections, reduced
head count in line
with activity levels.

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Seismic Services
Integrated range of seismic drilling, surveying, and
permitting services
Data acquisition customers have successfully moved
projects forward and backlog is increasing
One of the largest transition zone and highland drilling
fleets in the U.S.
Approximately 85% of Transition Zone market share
More than 65% of market share in highland areas served
Fleet of specialized vehicles:
Pontoon Drills / Pull Boats
Ardco Drill, Marsh, Swamp and Water Buggies
Multi-Engine Airboat Mounted Drills
Man Portable and Articulating Tractor Drills
Track Rigs
Recently expanded in Marcellus Shale
Estimate only 5% of Marcellus has been shot with 3-D
seismic
Pursuing large commercial geothermal contracts
Operating Areas
Acquisitions
Gulf Coast and Marcellus Shale
AirJac Drilling (2002)
Cypress Consulting (2007)
Financial Performance
$MM 2006 2007 2008 2009 2010E
Revenue $50.6 $81.0 $71.8 $37.5 $28.9
% of OMNI 51.1% 46.9% 37.1% 30.7% 24.1%
Adj. EBITDA
1
$13.3 $21.6 $15.9 $6.5 $7.3
% of OMNI 43.3% 45.7% 34.6% 26.3% 23.1%
(1)
Excludes Corporate EBITDA.

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Provides dock-side and offshore hazardous and non-
hazardous oilfield waste management and environmental
cleaning services, including:
Waste management
Drilling rig tank and vessel cleaning
Tank degassing and demolition
Oil field waste disposal
Rig pit cleaning
Safe vessel entry
NORM decontamination
Platform abandonment services
Expanded into the Haynesville Shale in 2009
Complements equipment rental service offering
Installed first I.M.P.A.C.T. System Offshore (patent filed)
Operating Areas
Acquisitions
Environmental and Other Services
Gulf Coast, East Texas and Haynesville
Shale
B.E.G. Liquid Mud Assets (2008)
Charles Holston, Inc. (2007)
Trussco, Inc. (2004)
(1)
Excludes Corporate EBITDA.
Financial Performance
$MM 2006 2007 2008 2009 2010E
Revenue $32.2 $59.7 $77.8 $58.9 $66.1
% of OMNI 32.5% 34.6% 40.2% 48.1% 55.1%
Adj. EBITDA $15.3 $14.4 $18.6 $12.2 $15.9
% of OMNI 49.8% 30.4% 40.4% 49.4% 50.3%
1
1

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Services provided through OMNI's B.E.G. Liquid Mud
division, Charles Holston division and Rig Tools division.
Offers transportation of non-hazardous byproducts, such
as saltwater and spent drilling fluids.
Fluid services include drilling fluids, chemicals, storage,
mixing and fluid pumping.
Fleet of over fifty130-barrel vacuum tankers, roll-off
frames and boxes, winch trucks, crane trucks and air
movers.
In June 2007, the Company acquired certain assets of
Bailey Operating, Inc., which geographically extended its
core businesses into the Barnett Shale region in North
Texas.
Environmental and Other Services

I.M.P.A.C.T.™

- Mechanically remove solids
- Reduced Confined Space Exposure
- Production Efficiency
- Solid buildup removal while the facility maintains production

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Technological Initiatives
A.T.L.A.N.T.I.S.
Can clean six liquid mud tanks simultaneously
Reduce confined space entry time by up to
80%
Reduce crew size and fatigue factor
Reduce cleaning duration by up to 60% over
conventional cleaning methods
Minimize waste disposal cost
™

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Equipment Rental
Provides rental equipment principally to drilling
contractors.
Extensive fleet of rental equipment including:
Water, mud and disposal pumps
Mud, fuel and frac tanks
Air compressors
Wireline units
Generators
High pressure washers
Light towers
Steam cleaners
Oilfield cooling fans
Tubing
Acquired Industrial Lift Truck and Equipment Co. allowing
OMNI to expand products line into specialized lifting units
such as industrial forklifts and manlifts.
Operating Areas
Acquisitions
Gulf Coast, East Texas, Rocky Mountains,
Haynesville Shale, Barnett Shale, Bakken
Shale, and Marcellus Shale
Industrial Lift (2008)
Rig Tools, Inc. (2006)
Preheat, Inc. (2006)
Financial Performance
$MM 2006 2007 2008 2009 2010E
Revenue $16.2 $31.8 $44.0 $26.0 $25.0
% of OMNI 16.4% 18.5% 22.7% 21.2% 20.8%
Adj. EBITDA $2.1 $11.3 $11.5 $6.0 $8.4
% of OMNI 6.9% 23.9% 25.0% 24.3% 26.6%
(1)
Excludes Corporate EBITDA.
1

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Investment Highlights
Services for both oil and gas plays provide diversified cash flows
Seismic, environmental, fluid handling, and equipment rental services
Cash flow positive operations throughout oilfield cycles
Regional leadership in seismic services provides access to all new transition zone projects and exposure to prolific highland shale plays
Offshore focus as commodity demand improves:
Recent large oil discovery indicates continued viability of the Gulf of Mexico
Anticipated gas recovery will improve Gulf of Mexico shelf opportunities
Comprehensive suite of services to support gas-driven land exploration and production recovery in 2010
Experienced management with proven ability to grow through all cycles
Organic growth opportunities and proven ability to acquire/integrate complementary business lines

15 www.omnienergy.com Financial Review

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Financial Highlights
Solid operating cash flow
Managing cost structure:
Headcount management – “Rightsizing”
Improved safety program / claims management
Facility consolidations
Increased review of discretionary spending
Capital expenditures modified to coincide with current activity levels

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Summary Income Statement
Managing costs for solid cash flow
1
Excludes goodwill and asset impairment charges of $25.5 million in 2008 and $2.5 million in 2009.
($MM)
2006 2007 2008 2009
Low High
Operating revenue 99.0 $    172.5 $  193.6 $  122.4 $  110.0 $  130.0 $
Adjusted EBITDA 26.0 36.6 36.3 19.1 22.0 27.0
Operating income
1
19.7 23.3 21.8 4.0 8.4 13.4
Net income
1
21.8 10.2 6.8 (0.4) 2.2 4.9
Diluted net income per share
1
0.89 $    0.40 $    0.34 $    (0.02) $   0.12 $    0.24 $
For the FYE December 31,
2010E

OMNI ENERGY SERVICES

Net Debt
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$39.1
$52.1
$70.1
$50.3
2006
2007
2008
2009

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Financial Strength
1 At 12/31/08, we discontinued the practice of borrowing the full availability on the line of credit; includes restricted cash
2 Includes pre-tax goodwill and asset and impairment charges of $25.5 million and $ 2.6 million for  2008 and 2009, respectively.
Reflects the Acquisitions
of BEG and ILT
($MM)
Decrease
of $19.8 million
($MM) 12/31/2006 12/31/2007 12/31/2008 12/31/2009
Cash and Cash Equivalents
1
13.7 $       14.5 $       3.0 $         2.0 $
Total Debt 52.8 66.6 73.1 52.3
Total Stockholder's Equity
2
39.4 60.2 51.0 49.5
Total Book Capitalization 92.2 126.8 124.1 101.8
Credit Statistics
Debt / Book Capitalization 57.3% 52.5% 58.9% 51.4%
Net Debt / Book Capitalization 42.4% 41.1% 56.5% 49.4%

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2010 Guidance
(Dollars in Millions)
Low High
Revenue:
Services 85.0 $                  101.0 $
Rentals 25.0 29.0
Total Revenue 110.0 130.0
Direct Costs (Excludes D&A) 70.4 82.2
Gross Profit 39.6 47.8
General & Administrative Expenses 17.6 20.8
EBITDA 22.0 27.0
Depreciation & Amortization 13.3 13.3
Stock-based compensation 1.4 1.4
EBIT 7.3 12.3
Interest Expense
2.0 2.0
Amortization of Loan Closing Costs 1.5 1.5
Income Before Taxes 3.8 8.8
Income Tax Expense 1.5 3.5
Net income available to common stockholders 2.3 5.3
Preferred Stock Dividends 0.5 0.5
Net income 1.8 $                    4.8 $
Margins:
Gross Profit 36.0% 36.8%
EBITDA 20.0% 20.8%
EBIT 6.6% 9.5%
Net income 1.6% 3.7%
Projected Fiscal Year 2010

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Conclusion
Strong participant in specific regional oil and gas service
sectors
Positioned to capitalize on industry turnaround
Cash-flow positive
Multiple potential growth drivers
Upturn in exploration and development cycles
Organic growth by geography
Organic growth through environmental services
Organic growth through new technologies and new markets

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Adjusted EBITDA
(Dollars in Millions)
FY 2006 FY 2007 FY 2008 FY 2009 Low High
Net income (loss) available to common shareholders 20.9 $           9.4 $             (14.1) $         (3.4) $          2.2 $           4.9 $
Interest expense 5.0                6.9                6.8               3.7              3.5              3.5
(Gain) loss on debt extinguishment -                1.1                (0.1)              -              -              -
Other (income) expense and dividends on preferred 0.7                0.4                0.6               0.6              0.5              0.5
Depreciation and amortization 5.7                10.8              13.3             13.5            12.2            12.2
Non-cash stock compensation 0.6                2.5                1.2               1.5              1.4              1.4
Impairment of goodwill and intangibles -                -                25.0             2.4              -              -
Impairment of fixed assets -                -                0.4               0.2              -              -
Income tax (benefit) expense (6.8)               5.5                3.2               0.6              2.2              4.5
Adjusted EBITDA 26.0 $           36.6 $           36.3 $          19.1 $         22.0 $         27.0 $
Segment Adjusted EBITDA
Seismic 13.3 $           21.6 $           15.9 $          6.5 $           6.7 $           7.9 $
Environmental and other services 15.3              14.4              18.6             12.2            14.6            17.2
Equipment leasing 2.1                11.3              11.5             6.0              7.8              9.0
30.7              47.3              46.0             24.7            29.1            34.1
Corporate (5.3)               (13.2)             (11.3)            (7.3)             (8.5)             (8.5)
25.4              34.1              34.7             17.4            20.6            25.6
Non-cash stock compensation 0.6                2.5                1.2               1.5              1.4              1.4
Impairment of fixed assets -                -                0.4               0.2              -              -
Adjusted EBITDA 26.0 $           36.6 $           36.3 $          19.1 $         22.0 $         27.0 $
2010E

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Adjusted EBITDA Rationale
EBITDA consists of earnings (net income or loss) before interest expense, provision for income taxes, depreciation and amortization and impairments. Adjusted EBITDA includes other income
(expense), non-cash stock-based compensation and gain or loss on debt extinguishment because these items are either non-recurring or non-cash. This term, as we define it, may not be comparable to similarly titled measures employed by other companies and is not a measure of performance calculated in accordance with U.S. generally accepted accounting principles (GAAP). The
Securities and Exchange Commission (SEC) has adopted rules regulating the use of non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, in disclosures and press releases.
These rules require non-GAAP financial measures to be presented with, and reconciled to, the most nearly comparable financial measure calculated and presented in accordance with GAAP. Set forth on the previous slide is a reconciliation of net income (loss) to Adjusted EBITDA. Management uses Adjusted EBITDA to measure the operating results and effectiveness of our ongoing business.
We believe this measurement is important to our investors and financial analysts because it allows a more effective evaluation of the Company's performance using the same measurements that management uses. Adjusted EBITDA is an indication of the Company's ability to generate cash available to internally fund our expansion plans and service our debt obligations. This non-GAAP financial measure may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income (loss), earnings (loss) per share, operating cash flow or other GAAP operating measurements.

Serving the OIL and GAS Industry

RIG TOOLS INC

OMNI ENERGY SERVICES

www.omnienergy.com

March 15, 2010 Brian Recatto, President & CEO Ron Mogel, Sr. Vice President & CFO Roth OC Growth Stock Conference